EXHIBIT 99.4 ACCESS NATIONAL CORPORATION IMPORTANT SPECIAL MEETING INFORMATION ADMISSION TICKET ELECTRONIC VOTING INSTRUCTIONS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:59 P.M., EASTERN TIME, ON JANUARY 14, 2019. VOTE BY THE INTERNET • Go to www.investorvote.com/ANCX • Or scan the QR code with your smartphone. • Follow the steps outlined on the secure website. VOTE BY TELEPHONE • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. • Follow the instructions provided by the recorded message. Using a BLACK INK pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. x SPECIAL MEETING PROXY CARD IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A PROPOSALS – THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. FOR AGAINST ABSTAIN 1. Proposal to approve the Agreement and Plan of Reorganization, dated as of October 4, 2018, including the related Plan of Merger, by and between Union Bankshares Corporation (“Union”) and Access National Corporation (“Access”), as amended, pursuant to which, among other things, Access will merge with and into Union (the “merger”) and, following the merger, Access National Bank will merge with and into Union Bank & Trust. 0 0 0 2. Proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of Access in connection with the merger. 3. Proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of Proposal 1. 0 0 0 0 0 0 4. In their discretion, the proxy agents are authorized to transact such other business as may properly come before the special meeting or any adjournments or postponements thereof. B NON-VOTING ITEMS CHANGE OF ADDRESS — Please print your new address below. MEETING ATTENDANCE Mark the box to the right if you plan to attend the Special Meeting. 0 C AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. — DATE AND SIGN BELOW NOTE: Please sign your name(s) exactly as shown imprinted hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. / /

2019 SPECIAL MEETING ADMISSION TICKET SPECIAL MEETING OF SHAREHOLDERS OF ACCESS NATIONAL CORPORATION JANUARY 15, 2019 AT 10:00 A.M. 1800 ROBERT FULTON DRIVE RESTON, VIRGINIA 20191 UPON ARRIVAL, PLEASE PRESENT THIS ADMISSION TICKET AND PHOTO IDENTIFICATION AT THE REGISTRATION DESK. IMPORTANT SPECIAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 15, 2019 THE PROXY STATEMENT IS AVAILABLE AT: WWW.EDOCUMENTVIEW.COM/ANCX IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — ACCESS NATIONAL CORPORATION SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 15, 2019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ACCESS NATIONAL CORPORATION. John W. Edgemond, IV and Michael G. Anzilotti, or either of them (each, a “Proxy”), with full power to act alone, the true and lawful attorneys-in-fact of the signing shareholder, each with the power of substitution, are hereby authorized to represent and vote the shares of such shareholder, with all the powers which such shareholder would possess if personally present at the Special Meeting of Shareholders of Access National Corporation (“Access”) to be held on January 15, 2019 or at any adjournments or postponements thereof. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THE ACCOMPANYING PROXY. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR PROPOSAL 1 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF OCTOBER 4, 2018, INCLUDING THE RELATED PLAN OF MERGER, BY AND BETWEEN UNION BANKSHARES CORPORATION (“UNION”) AND ACCESS, AS AMENDED, PURSUANT TO WHICH, AMONG OTHER THINGS, ACCESS WILL MERGE WITH AND INTO UNION (THE “MERGER”) AND, FOLLOWING THE MERGER, ACCESS NATIONAL BANK WILL MERGE WITH AND INTO UNION BANK & TRUST, FOR PROPOSAL 2 TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, SPECIFIED COMPENSATION THAT MAY BECOME PAYABLE TO THE NAMED EXECUTIVE OFFICERS OF ACCESS IN CONNECTION WITH THE MERGER AND FOR PROPOSAL 3 TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF APPROVAL OF PROPOSAL 1. THE PROXIES, IN THEIR DISCRETION, ARE FURTHER AUTHORIZED TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS OR AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. (Items to be voted appear on reverse side.)